Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Stance ESG ETF

NYSE Arca, Inc.: STNC

April 26, 2024

Supplement to the Summary Prospectus dated February 28, 2024

Effective as of April 22, 2024, Ryan Dofflemeyer is no longer a Portfolio Manager of the Hennessy Stance ESG ETF. Effective as of the same date, Austin Wen, CFA, has been added as a Portfolio Manager of the Hennessy Stance ESG ETF. As a result, the second paragraph of the “Portfolio Managers” section of the prospectus is replaced in its entirety as follows:

The Vident team, which comprises Rafael Zayas, CFA, and Austin Wen, CFA, is primarily responsible for selecting broker-dealers to execute purchase and sale transactions for the Fund, as instructed by Stance Capital. Mr. Zayas has served as a Portfolio Manager of the Fund since its inception in March 2021 and Mr. Wen has served as a Portfolio Manager of the Fund since April 2024. Mr. Zayas also serves as a Senior Vice President, Head of Portfolio Management and Trading at Vident.

******

Please Read Carefully and Keep for Future Reference